[Date]

VIA EMAIL AND U.S. MAIL

[Name]
[Company]
[Address]
[email]

Re: Restricted Stock Units Incentive Award Program – 2011 Participation Letter

Dear [Name],

Broadcom (the “Company”) is pleased to announce a new incentive program for eligible Company executive officers, which is intended to deliver significant capital accumulation opportunities for our executive officers by providing rewards for the long-term achievement of Company performance and financial goals.

Currently, the Company delivers equity award opportunities to you through stock options at 50% of your annual target equity grant value, and restricted stock units for the remainder. Due to the Company’s increased focus on (i) rewarding its executive officers for long-term achievement of Company goals with targeted value levels, (ii) minimizing unintended negative consequences of stock options and (iii) increasing the positive potential of restricted stock unit awards in our equity award packages, the Company is shifting to a restricted stock unit incentive award program (“Program”). You have been selected to participate in the Program. As a participant in the Program, you have the opportunity to receive grants of restricted stock units (“Performance RSU Grants”) if the performance objectives established by the Compensation Committee by resolution for the current performance cycle (January 1, 2011 through December 31, 2011, the “2011 Performance Cycle”) have been met.

For 2011, the performance-based metrics are [insert metrics and goals.]

If the performance goals are met or exceeded for 2011, you will be eligible to receive, on or around [February 4, 2012], subject to your continued employment with the Company through the grant date, a Performance RSU Grant, the targeted value of which shall be equal to [   ]% of your [2012] total equity compensation amount as determined by the Compensation Committee, taking into consideration the market data provided by its independent compensation consultant, and the maximum value of which shall in no event exceed [$     ] (the defined “Maximum Award Dollar Amount” per the program documents). The maximum Performance RSU Grant shall be equal to the quotient of (i) the Maximum Award Dollar Amount, divided by (ii) the fair market value of a share of the Company’s Class A Common Stock (the “Common Stock”) on the date the Compensation Committee certifies the performance goals and determines the Performance RSU Grant (i.e., on or around [February 4, 2012]). Please note that it is not expected that your actual Performance RSU Grant will be made at the Maximum Award Dollar Amount; rather, it is expected that the Compensation Committee will award less than the Maximum Award Dollar Amount and/or maximum Performance RSU Grant in its sole discretion.

Further, the same number of Performance RSU Grant shares as granted in 2012, if applicable, will be granted in each of 2013 and 2014, subject to your continued employment with the Company through each of such grant dates. For example, upon the attainment of the Performance Goals for the 2011 Performance Cycle, Performance RSU Grants shall be made in each of the following three years (the “Three-Year Retention Period”), as shown in the table below, subject to your continued employment with the Company:

Performance Goals Achieved in 2011	Performance RSU Grants
2012	Performance RSU Grant for X number of
shares of Common Stock as determined by the Compensation Committee, in its sole discretion

2013	Same number of Performance RSU Grant shares as granted in 2012 for the performance goals achieved in 2011

2014	Same number of Performance RSU Grant shares as granted in 2012 for the performance goals achieved in 2011

Because of the one-year Performance Cycles and Three-Year Retention Periods, in the event that the performance goals are achieved in consecutive years, you have the opportunity to earn multiple Performance RSU Grants in a given fiscal year, subject to your continued participation in the Program.

You must be in continuous employment with the Company through the grant date in order to receive a Performance RSU Grant. Performance RSU Grants vest quarterly over a four-year period, subject to your continued employment with the Company, measured from the vesting start date as set forth in the restricted stock unit award agreement for the Performance RSU Grant.

In addition to your opportunity to earn Performance RSU Grants, in 2012, you may be eligible to receive [ ]% of your 2012 annual target equity grant value in the form of time-vested restricted stock units outside of the Program (“Time-Vested RSUs”). Such Time-Vested RSUs will vest quarterly over a four-year period, subject to your continued employment with the Company, measured from the vesting start date as set forth in the restricted stock unit award agreement for such Time-Vested RSUs.

Further, as you know, the Company has enjoyed a very successful 2010 fiscal year. We are pleased to tell you that the Compensation Committee has determined that in 2011 you are eligible to receive a Performance RSU Grant in the amount equal to [ ]% of your 2011 target equity grant value, or [      ] shares, subject to your continued employment with the Company. You will also receive, subject to continuous employment with the Company, subsequent Performance RSU Grants of [      ] shares in 2012 and 2013 (the remaining two years of the Three-Year Retention Period). In addition, you are eligible to receive Time-Vested RSUs in the amount equal to [ ]% of your 2011 target equity grant value, or [      ] shares, subject to your continued employment with the Company. It is expected that your 2011 Performance RSU Grant and Time-Vested RSUs will be granted on or about [February 4], 2011.

Please carefully read the enclosed Program, as it contains the terms and conditions of the Program in detail. Exhibit A, attached to this letter, shows a few examples of the mechanics of the Program, for your information. If you have any questions about the Program or this letter, please feel free to contact me. On behalf of the Company, I would like to thank you and your team for the hard work and strong service that have contributed to our success.

Sincerely,

[Name]
[Position]
Broadcom Corporation
5300 California Avenue
Irvine, CA 92617

EXHIBIT A

EXAMPLES OF THE PROGRAM

Assume for all examples that your Annual Target Equity Grant Value each year is $2,000,000. Assume further that the Compensation Committee determines each year that 25% of such target equity grant value shall be granted in performance-based Awards (with the remaining 75% granted in time-vested restricted stock units outside of the Program).

Examples

BROADCOM.
Connecting everything®

Achieve Every Other Year – 10% Share Price Growth (from $40.00)

Model Assumptions					
Year	Company Performance Metrics			RSUs Granted	
	Revenue	Operating Income	Achieve?	Time-Vested	Performance Shares
2008	Yes	No	No		
2009	Yes	No	No		
2010	Yes	Yes	Yes		
2011	Yes	No	No	37,500	12,500
2012	Yes	Yes	Yes	34,091	12,500
2013	Yes	No	No	30,992	22,831
2014	Yes	Yes	Yes	28,174	10,331
2015	Yes	No	No	25,613	18,868

Actual Granted Value
by Year
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
2011
2012
2013
2014
2015
Time-Based
Performance
Total

Cumulative Vested and Unvested Value
by Year
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
2012
2013
2014
2015
Cumulative Unvested
Cumulative Vested

Broadcom Proprietary & Confidential. © 2010 Broadcom Corporation. All rights reserved.

1

Examples

Achieve Every Year – 20% Share Price Growth (from $40.00)

Model Assumptions					
	Company Performance Metrics			RSUs Granted	
Year	Revenue	Operating Income	Achieve?	Time-Vested	Performance Shares
2008	Yes	No	No		
2009	Yes	No	No		
2010	Yes	Yes	Yes		
2011	Yes	Yes	Yes	37,500	12,500
2012	Yes	Yes	Yes	31,250	22,917
2013	Yes	Yes	Yes	26,042	31,597
2014	Yes	Yes	Yes	21,701	26,331
2015	Yes	Yes	Yes	18,084	21,943

Actual Granted Value
by Year
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Time-Based
Performance
Total

Cumulative Vested and Unvested Value
by Year
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Cumulative Unvested
Cumulative Vested

Broadcom Proprietary & Confidential. © 2010 Broadcom Corporation. All rights reserved.

5

Examples

Achieve One Year – -10% Share Price Growth (from $40.00)

Model Assumptions					
Year	Company Performance Metrics			RSUs Granted	
	Revenue	Operating Income	Achieve?	Time-Vested	Performance Shares
2008	Yes	No	No		
2009	Yes	No	No		
2010	Yes	Yes	Yes		
2011	Yes	No	No	37,500	12,500
2012	Yes	No	No	41,667	12,500
2013	Yes	No	No	46,296	12,500
2014	Yes	No	No	51,440	0
2015	Yes	No	No	57,156	0

Actual Granted Value
by Year
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
2011
2012
2013
2014
2015
Time-Based
Performance
Total

Cumulative Vested and Unvested Value
by Year
$0
2012
2013
2014
2015
Cumulative Unvested
Cumulative Vested

Broadcom Proprietary & Confidential. ©2010 Broadcom Corporation. All rights reserved.
9